                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. 1)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Retail Ventures, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


            (1)  Title of each class of securities to which transaction applies:
                                                                                ------------------------------------------------
            (2)  Aggregate number of securities to which transaction applies:
                                                                             ---------------------------------------------------
            (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                                ------------------------------------------------
            (4)  Proposed maximum aggregate value of transaction:
                                                                 ---------------------------------------------------------------
            (5)  Total fee paid:
                                ------------------------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


            (1)  Amount Previously Paid:
                                        ----------------------------------------------------------------------------------------
            (2)  Form, Schedule or Registration Statement No.:
                                                              ------------------------------------------------------------------
            (3)  Filing Party:
                              --------------------------------------------------------------------------------------------------
            (4)  Date Filed:
                            ----------------------------------------------------------------------------------------------------

                              RETAIL VENTURES, INC.
                              3241 Westerville Road
                              Columbus, Ohio 43224
                                 (614) 478-2208


May 18, 2004


Dear Shareholders:

            A proxy statement, dated May 10, 2004 (the "Proxy Statement"), was mailed to you recently in connection with the Annual Meeting of Shareholders of Retail Ventures, Inc. to be held on June 9, 2004 (the "Annual Meeting"). The following is a supplement to the Proxy Statement which should be read in conjunction with the Proxy Statement.

            You may vote or change your vote as described on page 1 of the Proxy Statement. You may obtain a new proxy card free of charge by contacting us at the telephone number noted above. If you intend to request and submit a new proxy card, please do so as soon as possible to ensure that your vote is received in time to be counted at the Annual Meeting.

                           Sincerely,


                           James A. McGrady
                           Executive Vice President and Chief Financial Officer

                SUPPLEMENT TO PROXY STATEMENT DATED MAY 10, 2004

            The Proxy Statement includes a table under the caption "Security Ownership of Certain Beneficial Owners" that contains incorrect information under the column entitled the "Percent of class." The correct percentages are set forth in the table below, which replaces the table on page 2 of the Proxy Statement mailed to you on May 10, 2004.

                                                                                   AMOUNT AND
           TITLE OF                            NAME AND                       NATURE OF BENEFICIAL
            CLASS                     ADDRESS OF BENEFICIAL OWNER                   OWNERSHIP              PERCENT OF CLASS
          ----------                 -----------------------------           --------------------          ----------------
       (All of these are          Schottenstein Stores Corporation (1)              28,928,851(2)                      66.5%
        common shares)            1800 Moler Road
                                  Columbus, Ohio 43207

                                  Cerberus Partner, L.P.                             9,722,085(3)                      22.3%
                                  450 Park Avenue
                                  28th Floor
                                  New York, New York 10022

                                  Dimensional Fund Advisors Inc.                    1,943,500 (4)                      5.7%
                                  1299 Ocean Avenue,
                                  11th Floor,
                                  Santa Monica, CA 90401

               ---------------
         (1) Prior to the completion of our initial public offering on June 18, 1991, the Company was operated as the Department Store Division of Schottenstein Stores Corporation ("SSC"). On that date, SSC transferred substantially all of the net assets of the Division to the Company in exchange for common shares. SSC is a closely-held Ohio corporation. SSC common stock is beneficially owned by certain of our directors and other Schottenstein family members, as follows, as of May 3, 2004:

                                                   SHARES OF
         NAME OF BENEFICIAL OWNER               SSC COMMON STOCK        PERCENT OF CLASS
         -----------------------------          ----------------        ----------------
         Jay L. Schottenstein                   299.38139 (a)              78.4%
         Geraldine Schottenstein                 27.41707 (b)               7.2%
         Ari Deshe                               27.41707 (c)               7.2%
         Jon P. Diamond                          27.41707 (d)               7.2%

                    Total                       381.63260                 100.0%

                         ---------------
                    (a)  Represents sole voting and investment power over
                         299.38139 shares held in irrevocable trusts for family members as to which Jay L. Schottenstein is trustee and as to which shares Mr. Schottenstein may be deemed to be the beneficial owner.

                    (b)  Represents sole voting and investment power over
                         27.41707 shares held by Geraldine Schottenstein as trustee of an irrevocable trust for family members as to which shares Geraldine Schottenstein may be deemed to be the beneficial owner.

                    (c)  Represents sole voting and investment power over
                         27.41707 shares held by Ari Deshe, as trustee of irrevocable trusts for family members, as to which shares Mr. Deshe may be deemed to be the beneficial owner.

                    (d)  Represents sole voting and investment power over
                         27.41707 shares held by Jon Diamond and his wife, Susan Schottenstein Diamond, as trustees of irrevocable trusts for family members, as to which shares Mr. Diamond may be deemed to be the beneficial owner.

         (2)   Includes:
               (a) 19,206,766 common shares owned of record and beneficially by SSC.
               (b) 8,333,333 common shares issuable upon conversion of Senior Subordinated Convertible Loans in the principal amount of $37,500,000 (the "Convertible Loan"). The Convertible Loan is convertible at any time to the extent any portion of the loan remains outstanding at the option of the holder thereof into common shares. The conversion price of the Convertible Loan is $4.50 per share, subject to conversion price adjustments.
               (c) 1,388,752 common shares (subject to certain conversion price adjustments) issuable pursuant to a warrant received by SSC in connection with an additional loan made to the Company. Based on information contained in a Schedule 13D filed by SSC on October 15, 2003.

               Does not include 67,944 shares held by the Ann and Ari Deshe Foundation and 67,944 shares held by the Jon and Susan Diamond Family Foundation, all being private charitable foundations. The foundations' trustees and officers consist of at least one of the following persons: Geraldine Schottenstein, Jay Schottenstein, Jon Diamond and/or Ari Deshe, in conjunction with other Schottenstein family members.

         (3) Cerberus Partners, L.P., a Delaware limited partnership ("Cerberus"), is the holder of Senior Subordinated Convertible Loans in the principal amount of $37,500,000 (the "Convertible Loan"). The Convertible Loan is convertible at any time to the extent any portion of the loan remains outstanding at the option of the holder thereof into common shares of the Company. The conversion price of the Convertible Loan is $4.50 per share, subject to conversion price adjustments. Further, Cerberus is the holder of a warrant to purchase 1,388,752 Shares (subject to certain conversion price adjustments) in connection with an additional loan made to the Company. Stephen Feinberg possesses sole power to vote and direct the disposition of all of the Company securities held by Cerberus. Based on information contained in a Schedule 13D/A filed by Stephen Feinberg on October 9, 2002 and a Form 4 filed by Stephen Feinberg October 10, 2002.

         (4) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "funds." In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the Company securities described in this schedule that are owned by the funds and may be deemed to be the beneficial owner of the shares of the issuer held by the Funds. Dimensional disclaims beneficial ownership of such securities. Based on information contained in a Schedule 13G/A filed by Dimensional on February 6, 2004.

            In addition, the Proxy Statement includes a table under the caption "Security Ownership of Management" that contains incorrect information under the column entitled the "Percent of class." The correct information is set forth in the table and the footnotes below, which replaces the table and the footnotes on page 4 of the Proxy Statement mailed to you on May 10, 2004.


                                                                                      AMOUNT AND
            TITLE OF                                                             NATURE OF BENEFICIAL
             CLASS             NAME OF BENEFICIAL OWNER                               OWNERSHIP(1)            PERCENT OF CLASS(2)
         ------------          ------------------------                               ------------            -------------------
       (All of these are       Henry L. Aaron                                               16,000                     *
       common shares)          Julia A. Davis                                                8,000                     *
                               Ari Deshe (4)(6)(8)                                          24,972                     *
                               Jon P. Diamond (4)(6)                                        11,700                     *
                               Elizabeth M. Eveillard                                       10,000                     *
                               Edwin J. Kozlowski (3)                                      316,000                     *
                               James A. McGrady                                            245,000                     *
                               John C. Rossler (3)                                         466,000                  1.4%
                               Jay L. Schottenstein (4)(5)(6)(7)                           282,500                     *
                               Harvey L. Sonnenberg (8)                                     30,000                     *
                               James L. Weisman (8)                                         11,300                     *
                               All directors and executive officers as a
                               group (12 persons) (3)(4)(5)(6)(7)(8)                     1,435,472                  4.1%

               ----------------
               * Represents less than 1% of outstanding common shares, net of treasury shares.

               (1) Except as otherwise noted, the persons named in this table have sole power to vote and dispose of the shares listed.

                    Includes the following number common shares as to which the named person has the right to acquire beneficial ownership upon the exercise of stock options within 60 days of May 3, 2004: Mr. Aaron, 10,000; Ms. Davis, 8,000; Mr. Deshe,
                    10,000; Mr. Diamond, 10,000; Ms. Eveillard, 10,000 shares; Mr. Kozlowski, 236,000; Mr. McGrady, 239,000; Mr. Rossler, 351,000; Mr. J. Schottenstein, 56,000; Mr. Sonnenberg, 10,000; Mr. Weisman, 10,000 and all directors and executive officers as a group, 962,000.

               (2) The percent is based upon the 33,804,713 common shares outstanding, net of treasury shares, plus the number of shares a person has the right to acquire within 60 days of May 3, 2004.

               (3) Includes 110,000 shares for Mr. Rossler and 80,000 shares for Mr. Kozlowski and 190,000 shares for all directors and executive officers as a group, which are owned subject to a risk of forfeiture on termination of employment with vesting over a period of years pursuant to the terms of Restricted Stock Agreements.

               (4) Does not include 19,206,766 common shares owned of record and beneficially by SSC; 8,333,333 common shares issuable upon conversion of Senior Subordinated Convertible Loans in the principal amount of $37,500,000, which is convertible at any time to the extent any portion of the loan remains outstanding at the option of SSC into common shares of the Company; and a warrant to purchase 1,388,752 common shares (subject to certain conversion price adjustments) held by SSC in connection with an additional loan made to the Company. Jay L. Schottenstein is the Chairman and Chief Executive Officer of SSC. Jay L. Schottenstein, Ari Deshe and Jon P. Diamond are members of the Board of Directors of SSC. See Note 2 to preceding table.

               (5) Includes 52,500 common shares owned by Glosser Brothers Acquisition, Inc. Mr. Schottenstein is Chairman of the Board, President and a director of Glosser

                    Brothers Acquisition, Inc. and a trustee or co-trustee of family trusts that own 100% of the stock of Glosser Brothers Acquisition, Inc. Mr. Schottenstein disclaims beneficial ownership of the common shares owned by Glosser Brothers Acquisition, Inc.

               (6) Does not include 67,944 shares held by the Ann and Ari Deshe Foundation and 67,944 shares held by the Jon and Susan Diamond Family Foundation, all being private charitable foundations. The foundations' trustees and officers consist of at least one of the following persons: Geraldine Schottenstein, Jay Schottenstein, Jon Diamond and/or Ari Deshe; in conjunction with other Schottenstein family members.

               (7) Includes 30,000 shares as to which Jay L. Schottenstein shares voting and investment power as trustee of a trust which owns the shares.

               (8) Includes 10,000 shares held for the benefit of Mr. Deshe's minor children; 15,000 shares held by Mr. Sonnenberg's spouse and 500 shares held by Mr. Weisman's spouse.